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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 31, 2000
                                                          --------------


                                 HEALTHAXIS INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                  0-13591                  23-2214195
        ------------                  -------                  ----------

(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)





               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
        ---


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Item 5.  Other Events

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of HealthAxis Inc. and its subsidiaries (the "Company"), and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, competition, need for additional capital, quality assurance, limited proprietary rights, concentration, risks related to foreign operations, uncertain acceptance of the Internet as a medium for health insurance sales, dependence on third party technology, changes in the insurance industry, government regulation and legal uncertainties, control by UICI, influence of large shareholders, potential conflicts of interest, intercompany agreements not subject to arm's-length negotiations, absence of dividends and anti-takeover measures. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

The Company is filing this Current Report on Form 8-K to file the Consolidated Financial Statements of Insurdata Incorporated which merged with HealthAxis.com, Inc., a subsidiary of the Company, on January 7, 2000.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                           Not applicable.

         (b)      Pro-forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


S-K Item
Number              Description
------              -----------


23.1                Consent of Ernst & Young LLP
23.2                Consent of BDO Seidman, LLP
99.1                Consolidated Financial Statements of Insurdata Incorporated.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HEALTHAXIS INC.



Date:  March 30, 2000                      By:      /s/ Michael Ashker
       -----------------------                 -----------------------
                                           Michael Ashker
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX



S-K Item
Number              Description
------              -----------

23.1                Consent of Ernst & Young LLP

23.2                Consent of BDO Seidman, LLP

99.1                Consolidated Financial Statements of Insurdata Incorporated.